                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) August 17, 2001



                                 aaiPharma Inc.
                                 --------------
             (Exact Name of Registrant as Specified in its Charter)




           Delaware                            0-21185                        04-2687849
  ---------------------------           ----------------------             ---------------
 (State or Other Jurisdiction          (Commission File Number)           (I.R.S. Employer
      of Incorporation)                                                  Identification No.)



                           2320 Scientific Park Drive
                        Wilmington, North Carolina 28405
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (910) 254-7000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
              -----------------------------------------------------
              (Former name or address, if changed from last report)

Preliminary Note.

         This Amendment No. 1 of Form 8-K/A amends our Current Report on Form 8-K (the "Report") filed with the Securities and Exchange Commission on January 24, 2002 to report our acquisition, through our wholly owned subsidiary, NeoSan Pharmaceuticals Inc., of the rights and related intangibles associated with the M.V.I. and Aquasol branded products (the "M.V.I. Product Line") from AstraZeneca AB ("AstraZeneca") on August 17, 2001 and our acquisition through NeoSan of the rights and related intangibles associated with the Brethine branded products (the "Brethine Product Line") from Novartis Pharmaceuticals Corporation and Novartis Corporation (collectively, "Novartis") on December 13, 2001. This amendment includes financial statements for the Brethine Product Line, and related pro forma financial information, which we had omitted from the Report. The financial statements for the Brethine Product Line included in this Amendment do not include the full financial statements required by Rule 3-05 of Regulation S-X. The Brethine Product Line did not represent a stand-alone entity prior to our acquisition. No separate, audited financial statements of the Brethine Product Line had been prepared prior to our acquisition and Novartis did not maintain the distinct and separate accounts necessary to present full financial statements for the respective product line. As a result, it is impracticable for us to provide full audited financial statements for the Brethine Product Line, including balance sheets and statements of cash flows, or other information regarding operating, investing and financing cash flows.

Item 7.  Financial Statements and Exhibits.

      (a)  Financial Statements

           Brethine Product Line of Novartis Pharmaceuticals Corporation

              Report of Independent Accountants...............................................    F-1

              Statements of Product Contribution For the Period January 1, 2001 to December 13,
              2001 and the Year Ended December 31, 2000.......................................    F-2

              Notes to Statements of Product Contribution.....................................    F-3

      (b)  Pro Forma Financial Information

           Unaudited Pro Forma Consolidated Financial Statements

              aaiPharma Inc. Unaudited Pro Forma Consolidated Balance Sheet, September
              30, 2001........................................................................    F-6

              Notes to Unaudited Pro Forma Consolidated Balance Sheet.........................    F-7

              aaiPharma Inc. Unaudited Pro Forma Consolidated Statement of Operations for the
              Year Ended December 31, 2000....................................................    F-8

              aaiPharma Inc. Unaudited Pro Forma Consolidated Statement of Operations for
              the Nine Months Ended September 30, 2001........................................    F-9

              Notes to Unaudited Pro Forma Consolidated Statements of Operations..............    F-10


      (c)     Exhibits

              Exhibit 2.1 Asset Purchase Agreement dated as of July 25, 2001 between NeoSan Pharmaceuticals Inc., a wholly owned subsidiary of aaiPharma Inc. (the "Company"), and AstraZeneca AB (incorporated herein by reference to the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2001).

              Exhibit 2.2 Interim Supply Agreement dated as of August 17, 2001 between NeoSan Pharmaceuticals Inc. and AstraZeneca LP (incorporated herein by reference to Exhibit 2.2 to the Company's Current Report on Form 8-K dated January 24, 2002).

              Exhibit 2.3 Asset Purchase Agreement dated as of December 13, 2001 between NeoSan Pharmaceuticals Inc., a wholly owned subsidiary of the Company, Novartis Pharmaceuticals Corporation and Novartis Corporation (incorporated herein by reference to Exhibit 2.3 to the Company's Current Report on Form 8-K dated January 24, 2002).

              Exhibit 2.4 Interim Supply Agreement dated as of December 13, 2001 between NeoSan Pharmaceuticals Inc., a wholly owned subsidiary of the Company, and Novartis Pharmaceuticals Corporation
                                (incorporated herein by reference to Exhibit 2.4 to the Company's Current Report on Form 8-K dated January 24, 2002).

              Exhibit 23.1      Consent of PricewaterhouseCoopers LLP

PRICEWATERHOUSE COOPERS LLP
Florham Park, New Jersey


                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of
Novartis Pharmaceuticals Corporation

We have audited the accompanying historical special purpose statements of product contribution for the period January 1, 2001 through December 13, 2001 and the year ended December 31, 2000 of the Brethine Product Line of Novartis Pharmaceuticals Corporation (the "Product Line" or the "Company"). These historical statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these historical statements based upon our audits.

We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the special purpose statements of product contribution are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in these historical statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1, the accompanying historical special purpose statements of product contribution are not intended to be a complete presentation of the Product Lines financial position or results of operations.

In our opinion, the historical statements referred to above present fairly, in all material respects, the product contribution of the Product Line for the period January 1, 2001 through December 13, 2001 and the year ended December 31, 2000, in conformity with the accounting principles generally accepted in the United States of America.

                                                /s/ PricewaterhouseCoopers LLP


February 8, 2002

BRETHINE PRODUCT LINE OF NOVARTIS PHARMACEUTICALS CORPORATION

STATEMENTS OF PRODUCT CONTRIBUTION
FOR THE PERIOD JANUARY 1, 2001 TO DECEMBER 13, 2001 AND THE
YEAR ENDED DECEMBER 31, 2000
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                          2001           2000
Net sales                                               $15,188        $19,074
                                                        -------        -------

Cost of sales                                             2,898          3,157

Advertising and Promotion Expense                            --             --

Royalty expense (see Note 5)                                821          1,050

Distribution costs                                           30             28
                                                        -------        -------
  Total costs and expenses                                3,749          4,235
                                                        -------        -------
    Product contribution                                $11,439        $14,839
                                                        =======        =======




            The accompanying notes to the Special Purpose Statements
                            of Product Contribution.

BRETHINE PRODUCT LINE OF NOVARTIS PHARMACEUTICALS CORPORATION

STATEMENTS OF PRODUCT CONTRIBUTION
FOR THE PERIOD JANUARY 1, 2001 TO DECEMBER 13, 2001 AND THE
YEAR ENDED DECEMBER 31, 2000
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

1.       BASIS OF PRESENTATION

         The financial statements include all the product rights, title, and interest for the Brethine Product Line (the "Product Line") within the United States of America.

         Historically, financial statements were not prepared for the Product Line, as Novartis Pharmaceuticals Corporation (the "Company") did not maintain the Product Line as a separate business unit. These statements have been developed from the historical accounting records of the Company and represent the revenues and directly related expenses, only, of the Product Line and do not purport to represent all the costs, expenses and results associated with a stand alone, separate company. All of the estimates in the financial statements, as described in note 3, are based on assumptions that Company management believes are reasonable. However, these estimates are not necessarily indicative of the revenues and directly related expenses that would have resulted if the Product Line had been operated as a separate entity.

         The Statements of Product Contribution have been prepared in accordance with accounting principles generally accepted in the United States of America ("US GAAP").

2.       NATURE OF PRODUCT LINE

         The Product Line is a beta-adrenergic agonist bronchodilator that was first introduced in May of 1976. The Product Line is indicated in the United States as a bronchodilator for bronchial asthma and for reversible bronchospasm, which occur in association with bronchitis and emphysema.

3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         REVENUE RECOGNITION
         In accordance with SAB 101, sales and related cost of sales are recognized as revenue and expense when goods are shipped and title, risk of loss and ownership passes to the customer. Provision is made at the time of sale for discounts and estimated sale allowances and returns.

         REBATES AND CHARGEBACKS, CASH DISCOUNTS AND SALES RETURNS
         The Company entered into contracts with certain managed care organizations to provide access to the Product Line through formularies. Based on the managed care organization's market share performance and utilization of the Product Line, the organization receives managed care rebates from the Company. In addition, the Company is bound by certain laws and regulations to provide product at a discounted rate to Medicaid recipients. Medicaid rebates are paid to each state in the United States based on claims filed by pharmacies that provide the Product Line to the Medicaid recipients at the reduced rate. Managed care and Medicaid rebates are charged to the Product Line monthly, on an accrual basis, determined by estimating the actual usage of the Product Line by Medicaid recipients and managed care participants covered by the contracted prices.

BRETHINE PRODUCT LINE OF NOVARTIS PHARMACEUTICALS CORPORATION

STATEMENTS OF PRODUCT CONTRIBUTION
FOR THE PERIOD JANUARY 1, 2001 TO DECEMBER 13, 2001 AND THE
YEAR ENDED DECEMBER 31, 2000
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

         Chargebacks are amounts credited to wholesalers to reimburse the wholesaler for sales to third parties at reduced prices based on contracts the Company negotiates. Chargebacks are accrued based on historical experience.

         The Company offers a cash discount to customers if invoices are paid within a certain time period. The cash discounts are applied to each product on the invoice proportionately.

         Anticipated sales returns are charged to the Product Line based upon historical experience.

         Rebates and discounts recorded against gross sales for the period January 1, 2001 through December 13, 2001 and for the year ended December 31, 2000 are as follows:

                                                          2001         2000

          Gross sales                                   $19,298      $23,244

          Less
            Sales rebates                                 2,517        2,701
            Cash discounts                                  386          465
            Sales returns                                 1,207        1,004
                                                        -------      -------
              Net sales                                 $15,188      $19,074
                                                        =======      =======


         COST OF SALES
         Elements of cost of sales include raw materials, direct labor, plant overhead, and manufacturing variances. Certain of these costs are specifically identifiable to the Product Line, and the remaining costs are allocated based on production time. Management believes this method is a reasonable basis for allocating these costs. Certain raw material component parts were manufactured by a third party through a supply arrangement that has been terminated. The Company has identified a new third party supplier who is currently awaiting FDA approval to manufacture these materials. Future supply may be affected if this approval is delayed or not obtained.

         DISTRIBUTION COSTS
         Distribution costs include direct shipping and handling costs to deliver the product to the customer.

         SELLING, ADVERTISING AND PROMOTION EXPENSE
         During 2001 and 2000, the Company did not maintain a sales force dedicated to the Product Line and did not incur any advertising and promotion expenses, including professional advertising costs, promotional tools and samples.

BRETHINE PRODUCT LINE OF NOVARTIS PHARMACEUTICALS CORPORATION

STATEMENTS OF PRODUCT CONTRIBUTION
FOR THE PERIOD JANUARY 1, 2001 TO DECEMBER 13, 2001 AND THE
YEAR ENDED DECEMBER 31, 2000
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------


         USE OF ESTIMATES
         The preparation of the Special Purpose Statements of Product Contribution in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts for the period January 1, 2001 to December 13, 2001 and the year ended December 31, 2000. Such estimates include Medicaid rebates, managed care rebates, chargebacks and sales returns. Actual results could differ from those estimates.

4.       SIGNIFICANT CUSTOMERS

         The Product Line had sales in the United States to four customers representing, in the aggregate, approximately 87% and 80% of total sales for the period January 1, 2001 to December 13, 2001 and the year ended December 31, 2000, respectively.

                                                            2001      2000
                                                            (%)        (%)
         Customer A                                         30%        22%
         Customer B                                         24%        20%
         Customer C                                         18%        24%
         Customer D                                         15%        14%
                                                            ---        ---
                                                            87%        80%
                                                            ===        ===


5.       RELATED PARTY TRANSACTIONS

         The Company purchases certain raw materials from Novartis Pharma AG, a related party. Included in cost of sales are $936 and $780 of material cost associated with these purchases for the period January 1, 2001 to December 13, 2001 and the year ended December 31, 2000, respectively.

         The Company paid a royalty to Novartis Corporation, a related party, based on sales volume during the period January 1, 2001 through December 13, 2001 and the year ended December 31, 2000 in the amounts of $821 and $1,050, respectively.

(b) Unaudited Pro Forma Financial Information

                                 aaiPharma Inc.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2001
                                 (IN THOUSANDS)

                                                                     Actual      Adjustments       Pro Forma
                                                                   ---------     -----------       ---------
ASSETS
Current assets:
     Cash and cash equivalents                                     $   2,161       $    --         $   2,161
     Accounts receivable, net                                         41,954            --            41,954
     Work-in-progress                                                 16,176            --            16,176
     Inventories                                                       6,300            --             6,300
     Prepaid and other current assets                                  9,676           351(1)         10,027
                                                                   ---------       -------         ---------
        Total current assets                                          76,267           351            76,618
Property and equipment, net                                           36,711            --            36,711
Goodwill and other intangibles, net                                   62,230        26,600(2)         88,830
Other assets                                                           7,859         1,404(1)          9,263
                                                                   ---------       -------         ---------
        Total assets                                               $ 183,067       $28,355         $ 211,422
                                                                   =========       =======         =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Current maturities of long-term debt and short-term debt      $  13,126       $ 3,355(3)      $  16,481
     Accounts payable                                                  8,473            --             8,473
     Customer advances                                                12,683            --            12,683
     Accrued wages and benefits                                        4,383            --             4,383
     Other accrued liabilities                                         8,722            --             8,722
                                                                   ---------       -------         ---------
        Total current liabilities                                     47,387         3,355            50,742
Long-term debt, less current portion                                  60,859        25,000(3)         85,859
New senior subordinated notes                                                                             --
Other liabilities                                                      1,009            --             1,009

Stockholders equity:
     Common stock                                                         18            --                18
     Paid-in capital                                                  75,730            --            75,730
     Retained earnings (accumulated deficit)                            (124)           --              (124)
     Accumulated other comprehensive losses                           (1,812)           --            (1,812)
                                                                   ---------       -------         ---------
        Total stockholders equity                                     73,812            --            73,812
                                                                   ---------       -------         ---------
        Total liabilities and stockholders equity                  $ 183,067       $28,355         $ 211,422
                                                                   =========       =======         =========


           See Notes to Unaudited Pro Forma Consolidated Balance Sheet
                                 aaiPharma Inc.

             NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

(1) Reflects the current and long-term portions of financing fees for the acquisition of the Brethine product line.
(2) Reflects the acquisition of the Brethine product line for the purchase price of $26.6 million plus financing related fees of $1.8 million.
(3) Reflects borrowings of $25.0 million under the term loan and $3.4 million under the revolving credit facility to finance the acquisition.

                                 aaiPharma Inc.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                              BRETHINE ACQUISITION
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                 (IN THOUSANDS)

                                                              Brethine
                                                              Results
                                                              Prior to      Acquisition
                                               Actual      Acquisition(a)   Adjustments      Pro Forma
                                              ---------    --------------   -----------     -----------
Net revenues                                  $ 104,245       $ 19,074       $      --       $ 123,319
                                              ---------       --------       ---------       ---------

Operating costs and expenses:
   Direct costs                                  50,955          4,235            (800)(1)      54,390
   Selling                                       11,891             --             503 (2)      12,394
   General and administrative                    27,144             --             876 (3)      28,020
   Direct pharmaceutical start-up costs              --             --              --              --
   Research and development                      12,221             --              --          12,221
                                              ---------       --------       ---------       ---------
                                                102,211          4,235             579         107,025
                                              ---------       --------       ---------       ---------

Income from operations                            2,034         14,839            (579)         16,294

Other income (expense):
   Interest, net                                 (2,134)            --          (2,380)(4)      (4,514)
   Other                                            218             --              --             218
                                              ---------       --------       ---------       ---------
                                                 (1,916)            --          (2,380)         (4,296)
                                              ---------       --------       ---------       ---------

Income before income taxes                          118         14,839          (2,959)         11,998
Provision for income taxes                         (441)            --           4,752 (5)       4,311
                                              ---------       --------       ---------       ---------

Income before cumulative effect                     559         14,839          (7,711)          7,687

Cumulative effect adjustment, net of tax           (961)            --              --            (961)
                                              ---------       --------       ---------       ---------

Net income                                    $    (402)      $ 14,839       $  (7,711)      $   6,726
                                              =========       ========       =========       =========

EBITDA                                        $   9,287       $ 14,839       $     (84)      $  24,042
                                              =========       ========       =========       =========

(a) Represents the historical results for the Brethine product line for 2000.


      See Notes to Unaudited Pro Forma Consolidated Statement of Operations
                                 aaiPharma Inc.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                              BRETHINE ACQUISITION
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                                 (IN THOUSANDS)

                                                            Brethine
                                                            Results
                                                            Prior to      Acquisition
                                              Actual     Acquisition(a)   Adjustments     Pro Forma
                                             --------    --------------   -----------    -----------
Net revenues                                 $ 94,989       $ 11,409       $     --       $ 106,398
                                             --------       --------       --------       ---------

Operating costs and expenses:
   Direct costs                                48,556          2,725           (671)(1)      50,610
   Selling                                      9,348             --            301 (2)       9,649
   General and administrative                  22,004             --            723 (3)      22,727
   Direct pharmaceutical start-up costs         2,123             --             --           2,123
   Research and development                     7,253             --             --           7,253
                                             --------       --------       --------       ---------
                                               89,284          2,725            353          92,362
                                             --------       --------       --------       ---------

Income from operations                          5,705          8,684           (353)         14,036


Other income (expense):
   Interest, net                               (1,600)            --         (2,374)(4)      (3,974)
   Other                                         (603)            --             --            (603)
                                             --------       --------       --------       ---------
                                               (2,203)            --         (2,374)         (4,577)
                                             --------       --------       --------       ---------

Income before income taxes                      3,502          8,684         (2,727)          9,459
Provision for income taxes                        964             --          2,383 (5)       3,347
                                             --------       --------       --------       ---------

Net income                                   $  2,538       $  8,684       $ (5,110)      $   6,112
                                             ========       ========       ========       =========

EBITDA                                       $ 11,305       $  8,684       $     18       $  20,007
                                             ========       ========       ========       =========

(a) Represents the historical results for the Brethine product line for the nine months ended September 30, 2001.


      See Notes to Unaudited Pro Forma Consolidated Statement of Operations
                                 aaiPharma Inc.

       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(1) Assumes a gross margin of 82% to reflect costs pursuant to contractually determined manufacturing agreements.
(2) Assumes adjustments to selling expense to reflect the anticipated infrastructure necessary to provide support for the acquired product line.
(3) Assumes adjustments to general and administrative expenses to reflect additional overhead costs to support the acquired product line, and the amortization of intangible assets with a determinable life of $0.5 million for 2000 and $0.4 million for the nine months ended September 30, 2001.
(4) Assumes an increase in interest expense based on the additional indebtedness incurred based on the actual interest rates for the assumed period of borrowing.
(5) Assumes a marginal tax rate of 40% on the incremental pro forma income before income taxes.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2002


                        aaiPharma Inc.


                        By: /s/ William L. Ginna, Jr.
                            ----------------------------------------------------
                            William L. Ginna, Jr.
                            Executive Vice President and Chief Financial Officer

                                  Exhibit Index




Exhibit                    Description
-------                    -----------
Exhibit 23.1               Consent of PricewaterhouseCoopers LLP









                                      II-2